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                          Exhibit 99.2


                    Section 906 Certification



                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Versar, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence W. Sinnott, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by
Section 906 has been provided to Versar, Inc. and will be retained by Versar, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



          /S/ Lawrence W. Sinnott
          __________________________
          Lawrence W. Sinnott
          Senior Vice President and Chief
          Financial Officer


May 15, 2003










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